UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/05/2006

Wells Real Estate Investment Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-25739

MD	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6200 The Corners Parkway
Norcross, GA 30092-3365
(Address of principal executive offices, including zip code)

770-449-7800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On September 5, 2006, the board of directors of Wells Real Estate Investment Trust, Inc. (the "Registrant") declared dividends for the third quarter of 2006 in the amount of $0.1467 (14.67 cents) per share on the outstanding common shares of the Registrant to all shareholders of record of such shares as shown on the books of the Registrant at the close of business on September 15, 2006. Such dividends are to be paid on such date during the month of September 2006 as the President of the Registrant may determine.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Real Estate Investment Trust, Inc.

Date: September 05, 2006	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President